Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AN

FORTY-THIRD AMENDMENT

TO

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY LLC

This Forty-third Amendment (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated effective as of February 9, 2009, as amended (collectively the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer represents it has acquired the necessary rights, through the purchase of the stock of Bresnan Communications, LLC (for purposes of this amendment “Bresnan”), to manage and control the Bresnan Communications, LLC subscribers; and

WHEREAS, CSG and Customer agree to transfer the provision and consumption of Products and Services for the Bresnan subscribers to this Agreement; and

WHEREAS, CSG and Customer agree to terminate the agreement between Bresnan Communications, LLC and CSG Systems, Inc.

THEREFORE, CSG and Customer agree to amend the terms of the Agreement.

CSG and Customer agree as follows as of the Effective Date:

1.  Customer represents and warrants it has the necessary rights to request CSG provide Products and Services to the following Bresnan SPAs, *********, ********* and *********, which represent all of the subscribers for which CSG has been providing products and services under an agreement with Bresnan Communications, LLC (hereinafter “former Bresnan SPAs”).

2.  CSG and Customer agree to transfer all of the former Bresnan SPAs to this Agreement for the provision and consumption of Products and Services under this Agreement pursuant to the terms of the Agreement. Customer represents and warrants that it has acquired the rights to the CSG Master Subscriber Management System Agreement between CSG Systems, Inc. and Bresnan Communications, LLC. (hereinafter the “Bresnan Agreement”) including the rights and obligations thereunder.

3.  Customer and CSG agree the Bresnan Agreement is hereby terminated and no longer given any force or effect.

4.  Customer desires to license CSG Screen Express® including Enhanced Call Routing.  As a result, for the fees set forth below, CSG hereby grants to Customer a non-exclusive, non-transferable and perpetual right to use CSG Screen Express for the term of the Agreement and pursuant to the terms set forth in the Agreement, for the former Bresnan SPAs only.   As a result, the following changes are hereby made to the Agreement:

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

a.   All references to the Products or the CCS Products are hereby amended to include CSG Screen Express including Enhanced Call Routing.

b.   Schedule B, "Products" of the Agreement is hereby amended by adding Screen Express, as follows:

CSG Screen Express®, including Enhanced Call Routing, for Former Bresnan SPAs

c.    Additionally, Schedule B, "Product Descriptions" is hereby amended to include the following description of CSG Screen Express, including Enhanced Call Routing, for former Bresnan SPAs only, and the number of Screen Express workstations licensed:

CSG Screen Express, including Enhanced Call Routing, for former Bresnan SPAs.  Integrated with ACSR and the call center’s ACD telephony switch, Screen Express provides incoming call/ACSR screen synchronization at the CSR workstation.  In addition, Screen Express provides basic software-based operations of the CSR’s physical telephone.

Number of Workstations:***

(i)  Customer is licensed to use Enhanced Call Routing on *** (*) CTI servers, *** (*) **** at its ********, ** and ********, ** sites.

(ii)  Schedule F shall be amended to include the following fees:

CSG Screen Express, including Enhanced Call Routing, for former Bresnan SPAs:
One-time License Fee for *** ******* ****** (***) workstations of Screen Express
and *** (*) applications of Enhanced Call Routing	********** ****

Annual Maintenance Fee for *** ******* ****** (***) workstations of Screen Express
and *** (*) applications of Enhanced Call Routing	$*********

Implementation and Training Fee (********)	********** ****

******* Operations Fee	$**********

Note:  The fees included in this subparagraph 4(c)(ii) are for the specified number of workstations for the former Bresnan SPAs only.  Any future licenses of Screen Express or Enhanced Call Routing shall be at CSG’s then-current rates.

5.  CSG and Customer agree there is currently *** (*) T-1 Primary Circuit and *** (*) T-1 backup circuit as of the Effective Date of this Amendment.  Therefore, CSG and Customer agree to further amend Schedule F of the Agreement to add the following:

DATA COMMUNICATIONS SERVICES

III.   (i)   T-1 Circuits (***** **** Primary Circuits)

Description of Item/Unit of Measure	Frequency	Fee
***** **** Primary Circuit (per ******* *******)
•Installation (Note 1)	*** *******	*****
•******* Maintenance	*******	$**********

          (ii)   T-1 Circuits (***** **** Backup Circuits)

Description of Item/Unit of Measure	Frequency	Fee
***** **** Primary Circuit (per ****** *******)
•Installation (Note 1)	*** *******	*****
•******* Maintenance	*******	$**********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1:  If Customer requires installation outside the hours of **** ***. and **** ***. ******* ****, Monday through Friday, Customer shall pay an off-hours surcharge of $****** per *******.

6.  Article 10.5 Additional Requirements with Respect to Charter Customer Information shall be amended to add the following subsection (f):

"(f)   Customer agrees and acknowledges that CSG, its subcontractors and partners may provide services from outside the United States and that such services may access Charter Customer Information or Customer Confidential Information.  Such data will not be stored or reside on systems outside the United States."

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Michael J. Henderson
Title: VP Billing	Title: EVP Sales & Marketing
Name: Michael Ciszek	Name: Michael J. Henderson
Date: 9/3/13	Date: 9/9/13